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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 6, 2002


                                   ENRON CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                     OREGON
                 (State or Other Jurisdiction of Incorporation)


        1-13159                                           47-0255140
(Commission File Number)                    (I.R.S. Employer Identification No.)


             ENRON BUILDING
            1400 SMITH STREET
             HOUSTON, TEXAS                                        77002
(Address of Principal Executive Offices)                        (Zip Code)


                                 (713) 853-6161
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

           (a) Attached hereto as Exhibit 99.1 is a press release issued by the Company on June 6, 2002, relating to, among other things, the resignations of Robert A. Belfer, Norman P. Blake, Dr. Wendy L. Gramm and Herbert S. Winokur, Jr. from the Board and the election of Raymond S. Troubh as interim chairman of the Board.

           Forward-looking Statements

           This Form 8-K, including exhibits attached hereto, contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and that actual results could differ materially as a result of known and unknown risks and uncertainties, including: various regulatory issues, the outcome of the Company's Chapter 11 process, the outcome of the litigation relating to the abandoned merger agreement between the Company and Dynegy, Inc., general economic conditions, future trends, and other risks, uncertainties and factors disclosed in the Company's most recent reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

           As explained in a November 8, 2001 Form 8-K filed by the Company with the Securities and Exchange Commission (SEC), the previously issued financial statements of the Company for the fiscal years ended December 31, 1997 through 2000 and for the first and second quarters of 2001 and the audit reports covering the year-end financial statements for 1997 through 2000 should not be relied upon. As explained in a February 12, 2002 Form 8-K filed by the Company with the Securities and Exchange Commission (SEC), the Company believes the existing equity of the Company has and will have no value and that any plan under chapter 11 of title 11 of the United States Code confirmed by the Bankruptcy Court will not provide the Company's existing equity with any recovery.



ITEM 7.  EXHIBITS

           99.1       Press Release, dated June 6, 2002.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2002
                                        ENRON CORP.

                                        By: /s/ Raymond M. Bowen, Jr.
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                                            Name: Raymond M. Bowen, Jr.
                                            Title: Executive Vice President &
                                                   Chief Financial Officer














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                                  EXHIBIT INDEX



           99.1                Press Release, dated June 6, 2002.


















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